Commitments and Contingencies	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies [Abstract]
Commitments and Contingencies

Note 12 — Commitments and Contingencies

The Company enters into contractual relationships that contain many indemnification provisions in its normal course of business with other parties. The Company may agree to hold other parties harmless against specific losses, such as those that could arise from a breach of representation, covenant, or third party infringement claims. It may not be possible to determine the maximum potential amount of liability under such indemnification agreements due to the unique facts and circumstances that are likely to be involved in each particular claim and indemnification provision. Historically, there have been no such indemnification claims. Management believes any liability arising from these agreements will not be material to the Company’s financial statements.

The Company may from time to time be involved in legal proceedings, legal actions, and claims arising in the normal course of business, including proceedings relating to intellectual property, safety and health, employment and other matters. Management believes that the outcome of such legal proceedings, legal actions, and claims will not have a significant adverse effect, individually, or in the aggregate, on the Company’s financial position, results of operations or cash flows.

True-up restricted stock options

As outlined in Note 10, the Company entered into two employment agreements with officers on December 8, 2025. Pursuant to the employment agreements, the officers are entitled to true-up restricted stock units (the “True-up RSUs”) if the fair market value of the shares of class A common stock of the Company on grant date of the options is higher than the April 22, 2025 stock price of CEP. At December 31, 2025, the officers were entitled to 3,464,351 True-up RSUs which were not granted at that date.